                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-7154

                  Cohen & Steers Total Return Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Adam M. Derechin
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2005

Item 1. Reports to Stockholders.


--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

July 28, 2005

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2005. The net asset value at that date was $19.96 per share. The fund's stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing price on the NYSE was $20.12. The total return, including income, for the Cohen & Steers Total Return Realty Fund and the comparative benchmarks were:

                                                         TOTAL RETURN,
                                                     QUARTER ENDED 6/30/05
                                             -------------------------------------
                                              MARKET PRICE(a)    NET ASSET VALUE(a)
                                             -----------------   -----------------
                                                        YEAR                YEAR
                                             QUARTER   TO DATE   QUARTER   TO DATE
                                             -------   -------   -------   -------
Cohen & Steers Total Return Realty Fund....   12.1%     3.5%      12.3%     4.7%
NAREIT Equity REIT Index(b)................   14.5%     6.4%      14.5%     6.4%
Morgan Stanley REIT Preferred Index(c).....    3.5%     2.8%       3.5%     2.8%

    The fund's asset mix at quarter end consisted of 77% REIT common stocks and 23% preferred and other fixed income investments. During the quarter, three monthly dividends of $0.11 per share were paid to common shareholders. In addition, three monthly dividends of $0.11 per share were declared and will be paid to shareholders on July 29, August 31, and September 30.(d)

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performace of all publicly traded equity REITs as a whole.
(c) The Morgan Stanley REIT Preferred Index is an unmanaged index of all exchange-traded perpetual preferred securities of equity REITs, weighted by capitalization and considered representative of real estate preferred stock performance.
(d) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

INVESTMENT REVIEW

    In our last quarterly report, we suggested that negative sentiment in the market for REIT shares, as manifested in the peaking of short interest in the REIT index trading vehicles, was a bullish contrarian indicator and that REIT shares were trading at or below the value of their underlying real estate assets -- not above, as Wall Street analysts had almost unanimously suggested. Additionally, for quite some time, we have discussed our view that the risk-adjusted returns of real estate would continue to be relatively attractive in a low return environment. Recent events have validated all of these beliefs. During the quarter, continued momentum in the recovery of real estate fundamentals and REIT earnings, and a flurry of merger and buyout activity, drove REIT share prices to new highs. Buyout activity reached a crescendo in June as Catellus, Gables Residential and CRT Properties all announced that they were being acquired.

    The table below illustrates major REIT buyout activity over the last year:

                          REIT M&A PRICES EXCEED NAVS

                                                                                  Target            Target
                                                                Total          Pre-announce      Pre-announce
                                            Property         Transaction          NAV per         Price per     Offer Price
Announced        Acquirer/Target              Type         Value (billion)         Share            Share        per Share
---------        ---------------              ----         ---------------         -----            -----        ---------
08/20/04      General Growth/Rouse            Mall              $12.6          $39.00-$45.25        $50.61        $67.50
10/04/04          Camden/Summit             Apartment           $ 1.9          $19.81-$26.75        $27.84        $31.37
10/25/04      Colonial/Cornerstone          Apartment           $ 1.5          $ 7.75-$ 9.00        $10.07        $10.80
12/19/04         Centro/Kramont          Shopping Center        $ 1.2          $18.00-$20.00        $20.80        $23.50
06/06/05        ProLogis/Catellus          Industrial           $ 4.9          $26.00-$30.24        $29.24        $33.80
06/07/05       ING Clarion/Gables           Apartment           $ 2.8          $31.39-$43.00        $38.12        $43.50
06/17/05   DRA Advisors/CRT Properties       Office             $ 1.7          $19.50-$20.60        $24.09        $27.80
---------                                                       -----
AVERAGE/TOTAL                                                   $26.6
                                                                -----
                                                                -----

             Offer Price     Percent Difference
             Premium to        Between Offer
            Pre-announce      Price & Midpoint    Implied
Announced  Price per Share      NAV Estimate      Cap Rate
---------  ---------------      ------------      --------
08/20/04        33.4%              62.2%            5.7%
10/04/04        12.7%              34.8%            5.8%
10/25/04         7.2%              29.0%            6.5%
12/19/04        13.0%              23.7%            6.9%
06/06/05        15.6%              20.2%            6.1%
06/07/05        14.1%              17.0%            5.8%
06/17/05        15.4%              38.7%            7.1%
---------       -----              -----            ----
AVERAGE/T       15.9%              32.2%            6.3%
                -----              -----            ----
                -----              -----            ----

    Several observations are worth noting. These seven buyouts were sizeable, totaling approximately $27 billion in value across all four 'core' property types: retail, apartment, industrial and office. Several of these deals were public-to-public mergers while others were leveraged buyouts by private sponsors backed by major institutional sources -- in other words, the acquirers were all highly credible and sophisticated. In our view, the debt providers for these transactions have also validated the real estate asset pricing implied by these deals. On average, the implied capitalization rate (the current income generated by these properties compared to the price paid for the investment) for these sales was 6.3%, consistent with the high quality single property transactions that we observe in the private marketplace but certainly lower than the capitalization rate regime that existed for many years. Finally, these deals were all struck at significant premiums to the pre-announcement target stock prices -- ranging from 7.2% to 33.4%.

    Perhaps even more interesting for the rest of the REIT market, all of these deals were struck at prices above the commonly perceived value of the target company's real estate net asset value (NAV). In every instance, the deal price was greater than most, if not all the published analyst estimates of NAV. These deals implied lower capitalization rates for major real estate assets than any of the Wall Street analysts had heretofore been willing to

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

use, even though similar implied capitalization rates had been observed in the private market for some time. As a result, many Wall Street analysts who had been negative on the REIT sector for most of the previous three years, and who fostered a sense of disbelief among many investors, turned more positive on the REIT group, lowering their assumed capitalization rates and boosting their NAV estimates. In short, although there was near unanimity among REIT pundits that the stocks had been expensive, the evidence above suggests that they certainly were not.

    As rents and occupancies benefited from strong economic growth, the regional mall sector was the best performing sector in the fund, returning 21%. Our overweight and stock selection in the health care sector, which returned 17.4%, was also among the most significant contributors to our relative performance during the quarter.

    Manufactured housing was the worst performing property sector, with a 7.2% return. It continues to lag the others as a fundamental recovery has not yet become visible enough to excite investors. While the for-sale housing boom is indirectly benefiting the apartment sector by constraining supply of new rental apartments via condo conversions, there has been no such ancillary impact on the manufactured home sector. In general, the fund's focus on income caused it to trail the REIT market as more growth-oriented companies led the second quarter rally.

    Gables Residential and Macerich Company were two of the best performing holdings during the quarter, with returns of 31.9% and 27.2%, respectively. Our overweights in Gables Residential, one of the companies that announced buyouts in June, and Ventas Inc., were two of the largest contributors in the portfolio at the security level. Laggards during the quarter were iStar Financial and Newcastle Investment Corp., with returns of 2.8% and 4.0%, respectively.

    Our allocation to REIT preferred stocks, which is used to increase the yield of the income-oriented portfolio and lower its volatility, was the largest detractor from the fund's performance. REIT preferreds, while generating a 7.7% current yield at the end of June, as measured by the index, produced a 3.5% total return in the second quarter and trailed REIT common stock performance during this period.

INVESTMENT OUTLOOK

    In the mid to late 1990s, real estate company share prices as a group consistently traded at large premiums to NAV -- up to 30% for the REIT group as a whole. The public market's perception of the value and growth prospects of real estate assets was clearly ahead of that of the private market, and this enabled massive amounts of assets to flow from private to public ownership. REITs were, in fact, the marginal buyers of most large real estate assets during this time period, and REIT market capitalization expanded dramatically through IPOs and secondary offerings of existing companies.

    Today, the public market and private market views of real estate value are much more closely aligned, as evidenced by the fact that most commentators see REIT valuations as closer than many had realized to private market NAV. This has profound implications for the way the real estate stock cycle will evolve, in our opinion.

    We believe that assets will continue to flow from private to public hands as skilled public players seek out selective, strategic acquisition and development opportunities and as the moderate but steady and disciplined pace of IPO activity continues. Additionally, we think that current strong investor interest in REITs' investment

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                                       3





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

attributes, as well as the improved outlook on the sector by analysts offer an attractive environment for companies to utilize secondary stock offerings in order to finance these activities. However, if private market values continue to be strong as well, as we expect, REIT equity issuance should not get out of hand as it did during the latter stages of the REIT stock cycle in the late 1990s. The large premiums to asset value that resulted in many instances in undisciplined equity issuance contributed significantly to the severity of the downturn in REIT share prices in 1998 and 1999.

    In our view, assets will continue to flow from public to private and from public to public -- as public companies that can neither create value for shareholders nor achieve an attractive valuation are taken private or merged into other public companies. Again, the converging views of real estate asset value by both private and public capital markets, in conjunction with continued strong private market demand for real estate assets can potentially serve as a governor on REIT stock prices -- helping to guard against the massive discounts to asset value that persisted in late 1999 and 2000 in the aftermath of the REIT bear market.

    Our investment outlook and strategy continues to be predicated on the beliefs that the U.S. economy will continue to expand, the Federal Reserve is nearing the end of the monetary tightening cycle, and that most property sectors will continue to realize improving occupancies and rental rates. We have focused the portfolio on those sectors that we believe are benefiting most from the cyclical recovery in occupancies and rents: office, self storage, hotel and certain segments of the apartment market (including student housing). We have trimmed some retail holdings based on less attractive relative valuation, according to our proprietary valuation model, as this sector's fundamentals stay steady while others' improve. The rally in the second quarter, combined with the dynamics of the merger environment, has created many shifts in relative valuation for individual companies, and we continually rebalance the portfolio to capture those shifts.

    In closing, while REIT share prices continue to perform well, and valuations inch higher, we believe that in a low return environment, with fundamentals improving and the interaction between private and public real estate increasing, REITs can continue to provide attractive investment returns.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             Co-chairman                 Co-chairman


             JOSEPH M. HARVEY            JAMES S. CORL
             JOSEPH M. HARVEY            JAMES S. CORL
             Portfolio Manager           Portfolio Manager

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

--------------------------------------------------------------------------------
                VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.
--------------------------------------------------------------------------------


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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                                 JUNE 30, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                  MARKET        % OF
     SECURITY                                                     VALUE      NET ASSETS
     --------                                                   ----------   ----------
 1.  Ventas...................................................  $8,507,340      4.61%
 2.  Vornado Realty Trust.....................................   7,268,160      3.94
 3.  Macerich Co. ............................................   7,207,875      3.90
 4.  Prentiss Properties Trust................................   6,067,260      3.29
 5.  Mack-Cali Realty Corp. ..................................   5,938,830      3.22
 6.  Equity Office Properties Trust...........................   5,938,140      3.22
 7.  Health Care Property Investors...........................   5,867,680      3.18
 8.  Arden Realty.............................................   5,756,800      3.12
 9.  Liberty Property Trust...................................   5,724,852      3.10
10.  Brandywine Realty Trust..................................   5,667,185      3.07

                                SECTOR BREAKDOWN
                             (BASED ON NET ASSETS)
                                  (UNAUDITED)

                                  [PIE CHART]

           Other Assets in Excess of Liabilities        0.67%
           Other                                        5.30%
           Diversified                                 10.51%
           Residential                                 13.91%
           Health Care                                 14.69%
           Office/Industrial                           35.12%
           Shopping Center                             19.80%



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2005 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)       YIELD(a)
                                                  ---------   ------------   ------------
EQUITIES                                 99.33%
  COMMON STOCK                           77.57%
    DIVERSIFIED                           8.31%
         Colonial Properties Trust..............     82,100   $  3,612,400        6.14%
         Crescent Real Estate Equities Co.......     61,500      1,153,125        8.00
         iStar Financial........................     55,200      2,295,768        7.04
         Spirit Finance Corp....................     86,900      1,021,075        6.47
         Vornado Realty Trust...................     90,400      7,268,160        3.78
                                                              ------------
                                                                15,350,528
                                                              ------------
    HEALTH CARE                          11.30%
         Health Care Property Investors.........    217,000      5,867,680        6.21
         Healthcare Realty Trust................     42,200      1,629,342        6.79
         Health Care REIT.......................     27,600      1,040,244        6.58
         Nationwide Health Properties...........    161,800      3,820,098        6.27
         Ventas.................................    281,700      8,507,340        4.77
                                                              ------------
                                                                20,864,704
                                                              ------------
    HOTEL                                 1.76%
         DiamondRock Hospitality Co.............     47,400        535,620        6.11
         Hospitality Properties Trust...........     38,700      1,705,509        6.54
         Strategic Hotel Capital................     55,500        999,000        4.89
                                                              ------------
                                                                 3,240,129
                                                              ------------
    INDUSTRIAL                            1.40%
         First Industrial Realty Trust..........     64,700      2,581,530        6.97
                                                              ------------
    MORTGAGE                              1.72%
         Newcastle Investment Corp..............    105,527      3,181,639        8.29
                                                              ------------

                 See accompanying notes to financial statements.
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)       YIELD(a)
                                                  ---------   ------------   ------------
    OFFICE                               25.85%
         American Financial Realty Trust........    117,300   $  1,804,074        7.02%
         Arden Realty...........................    160,000      5,756,800        5.61
         Brandywine Realty Trust................    184,900      5,667,185        5.74
         CarrAmerica Realty Corp................    154,500      5,589,810        5.53
         Equity Office Properties Trust.........    179,400      5,938,140        6.04
         HRPT Properties Trust..................    157,400      1,956,482        6.76
         Kilroy Realty Corp.....................     56,600      2,687,934        4.30
         Mack-Cali Realty Corp..................    131,100      5,938,830        5.56
         Maguire Properties.....................     93,000      2,635,620        5.65
         Prentiss Properties Trust..............    166,500      6,067,260        6.15
         Reckson Associates Realty Corp.........    110,000      3,690,500        5.07
                                                              ------------
                                                                47,732,635
                                                              ------------
    OFFICE/INDUSTRIAL                     4.10%
         Duke Realty Corp.......................     58,500      1,852,110        5.87
         Liberty Property Trust.................    129,200      5,724,852        5.51
                                                              ------------
                                                                 7,576,962
                                                              ------------
    RESIDENTIAL                          11.09%
       APARTMENT                         10.92%
         American Campus Communities............     37,900        859,572        5.95
         Apartment Investment & Management Co...     11,500        470,580        5.87
         Archstone-Smith Trust..................    120,300      4,645,986        4.45
         AvalonBay Communities..................     59,400      4,799,520        3.51
         Camden Property Trust..................     53,500      2,875,625        4.73
         Education Realty Trust.................     68,400      1,251,720        6.50
         GMH Communities Trust..................     49,900        691,115        6.57
         Gables Residential Trust...............     21,600        933,768        5.57
         Home Properties........................     47,000      2,021,940        5.86
         Mid-America Apartment Communities......     35,400      1,607,868        5.15
                                                              ------------
                                                                20,157,694
                                                              ------------
       MANUFACTURED HOME                  0.17%
         Affordable Residential Communities.....     24,300        324,405        5.62
                                                              ------------
         TOTAL RESIDENTIAL......................                20,482,099
                                                              ------------

                See accompanying notes to financial statements.
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)       YIELD(a)
                                                  ---------   ------------   ------------
    SELF STORAGE                          1.15%
         Extra Space Storage....................     54,200   $    776,686        6.35%
         Extra Space Storage (Restricted)(b,c)..      8,000        108,908        6.35
         Sovran Self Storage....................      6,200        281,852        5.32
         U-Store-It Trust.......................     50,000        952,500        5.88
                                                              ------------
                                                                 2,119,946
                                                              ------------
    SHOPPING CENTER                      10.89%
       COMMUNITY CENTER                   2.55%
         Cedar Shopping Centers.................     35,400        522,150        6.10
         Heritage Property Investment Trust.....     51,300      1,796,526        6.00
         Inland Real Estate Corp................     55,300        889,224        5.97
         Urstadt Biddle Properties -- Class A...     86,600      1,499,912        5.08
                                                              ------------
                                                                 4,707,812
                                                              ------------
       REGIONAL MALL                      8.34%
         Glimcher Realty Trust..................     95,500      2,650,125        6.92
         Macerich Co............................    107,500      7,207,875        3.88
         Mills Corp.............................     91,100      5,537,969        4.13
                                                              ------------
                                                                15,395,969
                                                              ------------
         TOTAL SHOPPING CENTER..................                20,103,781
                                                              ------------
              TOTAL COMMON STOCK
                (Identified cost -- $82,931,699)               143,233,953
                                                              ------------
  PREFERRED STOCK                        21.76%
    DIVERSIFIED                           2.20%
         Colonial Properties Trust, 8.125%,
            Series D............................     14,600        383,250        7.73
         Colonial Properties Trust, 7.62%,
            Series E............................     49,500      1,212,750        7.80
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible).......     60,500      1,289,255        7.93
         Digital Realty, 8.50%, Series A........     10,700        277,291        8.22
         iStar Financial, 7.875%, Series E......     25,000        644,625        7.64
         iStar Financial, 7.80%, Series F.......     10,000        256,000        7.62
                                                              ------------
                                                                 4,063,171
                                                              ------------

                 See accompanying notes to financial statements.
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                                       9





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)       YIELD(a)
                                                  ---------   ------------   ------------
    HEALTH CARE                           3.39%
         Health Care REIT, 7.625%, Series F.....     17,000   $    429,590        7.56%
         Nationwide Health Properties, 7.677%,
            Series P............................     47,000      4,805,750        7.51
         Windrose Medical, 7.50%, Series A......     40,800      1,020,000        7.52
                                                              ------------
                                                                 6,255,340
                                                              ------------
    HOTEL                                 0.67%
         Eagle Hospitality Properties Trust,
            8.25%, Series A.....................     13,600        349,520        8.02
         FelCor Lodging Trust, 9.00%,
            Series B............................        589         15,061        8.80
         FelCor Lodging Trust, 8.00%,
            Series C............................     17,000        417,010        8.15
         Host Marriott Corp, 10.00%, Series C...      3,500         92,435        9.47
         Host Marriott Financial Trust, 6.75%,
            QUIPS(d) (Convertible)..............      3,200        188,800        5.73
         Sunstone Hotel Investors, 8.00%,
            Series A............................      7,000        180,250        7.77
                                                              ------------
                                                                 1,243,076
                                                              ------------
    INDUSTRIAL                            0.30%
         EastGroup Properties, 7.95%,
            Series D............................     21,000        560,700        7.45
                                                              ------------
    OFFICE                                3.47%
         Alexandria Real Estate Equities, 9.10%,
            Series B............................     13,900        366,404        8.65
         HRPT Properties Trust, 8.75%,
            Series B............................     52,800      1,429,824        8.09
         Highwoods Properties, 8.625%,
            Series A............................      4,300      4,601,000        8.06
                                                              ------------
                                                                 6,397,228
                                                              ------------
    RESIDENTIAL -- APARTMENT              2.82%
         Apartment Investment & Management Co.,
            9.375%, Series G....................    113,200      3,011,120        8.80
         Apartment Investment & Management Co.,
            10.10%, Series Q....................     25,000        649,500        9.74
         Apartment Investment & Management Co.,
            10.00%, Series R....................     18,100        473,315        9.56
         Mid-America Apartment Communities,
            8.30%, Series H.....................     17,300        449,800        8.00
         Post Properties, 8.50%, Series A.......     11,000        624,800        7.48
                                                              ------------
                                                                 5,208,535
                                                              ------------

                 See accompanying notes to financial statements.
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELDA
                                                  ---------   ------------   ------------
    SHOPPING CENTER                       8.91%
       COMMUNITY CENTER                   1.33%
         Cedar Shopping Centers, 8.875%,
            Series A............................     10,000   $    267,000        8.31%
         Developers Diversified Realty Corp.,
            8.60%, Series F.....................      1,600         42,352        8.12
         Ramco-Gershenson Property Trust, 9.50%,
            Series B............................     11,600        308,676        8.94
         Saul Centers, 8.00%, Series A..........     26,800        701,892        7.64
         Urstatdt Biddle Properties, 8.50%,
            Series C............................      4,000        434,000        7.83
         Urstatdt Biddle Properties, 7.50%,
            Series D............................     27,000        696,600        7.29
                                                              ------------
                                                                 2,450,520
                                                              ------------
       REGIONAL MALL                      7.58%
         CBL & Associates Properties, 8.75%,
            Series B............................     13,000        692,250        8.23
         CBL & Associates Properties, 7.75%,
            Series C............................     13,000        356,850        7.07
         Glimcher Realty Trust, 8.125%,
            Series G............................     16,000        408,800        7.95
         Mills Corp., 9.00%, Series B...........     73,800      1,987,803        8.35
         Mills Corp., 9.00%, Series C...........     25,000        674,125        8.34
         Mills Corp., 8.75%, Series E...........     26,000        704,600        8.08
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A.............     55,400      3,268,600        9.32
         Simon Property Group, 8.375%, Series
            J...................................     13,000        877,500        6.21
         Taubman Centers, 8.30%, Series A.......    139,500      3,520,980        8.24
         Taubman Centers, 7.625%, Series H......     59,900      1,506,484        7.59
                                                              ------------
                                                                13,997,992
                                                              ------------
         TOTAL SHOPPING CENTER..................                16,448,512
                                                              ------------
              TOTAL PREFFERED STOCK
                (Identified cost -- $35,284,891)                40,176,562
                                                              ------------
              TOTAL EQUITIES (Identified
                cost -- $118,216,590)...........               183,410,515
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL       VALUE
                                                       AMOUNT       (NOTE 1)
                                                     ----------   ------------
COMMERCIAL PAPER                             1.00%
         San Paolo U.S. Finance Company,
            2.20%, due 07/01/2005
            (Identified cost -- $1,850,000)........  $1,850,000   $  1,850,000
                                                                  ------------
TOTAL INVESTMENTS (Identified
  cost -- $120,066,590)................    100.33%                 185,260,515
LIABILITIES IN EXCESS OF OTHER
  ASSETS...............................     (0.33)%                   (611,303)
                                           --------               ------------
NET ASSETS (Equivalent to $19.96 per
  share based on 9,249,159 shares of
  capital stock outstanding)...........    100.00%                $184,649,212
                                           -------                ------------
                                           -------                ------------

-------------------
Note: Percentages indiciated are based on the net assets of the fund.
(a) Dividend yield is computed by dividing the security's current annual dividend rate by its value on June 30, 2005. The current annual dividend rate does not reflect any potential reclassifications to capital gain or return of capital.
(b) Resale is restricted. Security acquired 6/20/05 at a cost of $107,760; equals 0.06% of net assets.
(c) Fair valued security; equals 0.06% of net assets.
(d) QUIPS Quarterly Income Preferred Securities.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2005 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $120,066,590) (Note 1).......................  $185,260,515
    Dividends and interest receivable.......................       879,215
    Receivable for investment securities sold...............       571,281
    Other assets............................................        14,413
                                                              ------------
         Total Assets.......................................   186,725,424
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............     1,891,236
    Payable to investment advisor...........................       104,859
    Payable to administrator................................         8,141
    Payable for directors fees..............................         7,824
    Other liabilities.......................................        64,152
                                                              ------------
         Total Liabilities..................................     2,076,212
                                                              ------------
NET ASSETS applicable to 9,249,159 shares of $0.001 par
  value common stock outstanding............................  $184,649,212
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
  ($184,649,212 [div] 9,249,159 shares outstanding).........  $      19.96
                                                              ------------
                                                              ------------
MARKET PRICE PER SHARE......................................  $      20.12
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE...........          0.80%
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital.........................................  $111,082,965
    Dividends in excess of net investment income............    (3,897,685)
    Accumulated undistributed net realized gain on
       investments..........................................    12,270,007
    Net unrealized appreciation on investments..............    65,193,925
                                                              ------------
                                                              $184,649,212
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
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                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $2,964,489
    Interest income.........................................      29,363
                                                              ----------
         Total Income.......................................   2,993,852
                                                              ----------
Expenses:
    Investment advisory fees (Note 2).......................     603,777
    Reports to shareholders.................................      67,650
    Professional fees.......................................      43,907
    Directors' fees and expenses (Note 2)...................      25,044
    Administration fees.....................................      12,825
    Custodian fees and expenses.............................      11,946
    Registration and filing fees............................       9,789
    Transfer agent fees and expenses........................       7,783
    Miscellaneous...........................................       4,371
                                                              ----------
         Total Expenses.....................................     787,092
                                                              ----------
Net Investment Income.......................................   2,206,760
                                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments:
    Net realized gain on investments........................  12,501,452
    Net change in unrealized appreciation on investments....  (6,309,407)
                                                              ----------
         Net realized and unrealized gain on investments....   6,192,045
                                                              ----------
Net Increase in Net Assets Resulting from Operations........  $8,398,805
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.
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                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                       FOR THE             FOR THE
                                                   SIX MONTHS ENDED      YEAR ENDED
                                                    JUNE 30, 2005     DECEMBER 31, 2004
                                                   ----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income...................    $  2,206,760       $  5,947,413
         Net realized gain on investments........      12,501,452          3,223,829
         Net change in unrealized appreciation on
            invesments...........................      (6,309,407)        26,674,230
                                                     ------------       ------------
              Net increase in net assets
                resulting from operations........       8,398,805         35,845,472
                                                     ------------       ------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income...................      (6,104,445)        (5,947,413)
         Net realized gain on investments........              --         (3,210,876)
         Tax return of capital...................              --         (1,478,257)
                                                     ------------       ------------
              Total dividends and distributions
                to shareholders..................      (6,104,445)       (10,636,546)
                                                     ------------       ------------
              Total increase in net assets.......       2,294,360         25,208,926
    Net Assets:
         Beginning of period.....................     182,354,852        157,145,926
                                                     ------------       ------------
         End of period(a)........................    $184,649,212       $182,354,852
                                                     ------------       ------------
                                                     ------------       ------------

-------------------
(a) Includes dividends in excess of net investment income of $3,897,685 and $0, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                          FOR THE SIX                  FOR THE YEAR ENDED DECEMBER 31,
                                          MONTHS ENDED    ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:         JUNE 30, 2005      2004        2003        2002        2001        2000
--------------------------------         --------------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period...      $19.72        $16.99      $13.52      $13.41      $12.35      $ 10.63
                                             ------        ------      ------      ------      ------      -------
Income from investment operations:
   Net investment income...............        0.24(a)       0.64        0.58        0.64        0.77         0.75
   Net realized and unrealized gain on
     investments.......................        0.66          3.24        3.92        0.43        1.28         1.93
                                             ------        ------      ------      ------      ------      -------
       Total income from investment
         operations....................        0.90          3.88        4.50        1.07        2.05         2.68
                                             ------        ------      ------      ------      ------      -------
Less dividends and distributions to
 shareholders from:
   Net investment income...............       (0.66)        (0.64)      (0.58)      (0.75)      (0.77)       (0.74)
   Net realized gain on investments....          --         (0.35)      (0.35)      (0.21)         --           --
   Tax return of capital...............          --         (0.16)      (0.10)         --       (0.22)       (0.22)
                                             ------        ------      ------      ------      ------      -------
       Total from dividends and
         distributions to
         shareholders..................       (0.66)        (1.15)      (1.03)      (0.96)      (0.99)       (0.96)
                                             ------        ------      ------      ------      ------      -------
       Net increase in net assets......        0.24          2.73        3.47        0.11        1.06         1.72
                                             ------        ------      ------      ------      ------      -------
Net asset value, end of period.........      $19.96        $19.72      $16.99      $13.52      $13.41      $ 12.35
                                             ------        ------      ------      ------      ------      -------
                                             ------        ------      ------      ------      ------      -------
Market value, end of period............      $20.12        $20.12      $17.74      $14.19      $13.60      $ 11.88
                                             ------        ------      ------      ------      ------      -------
                                             ------        ------      ------      ------      ------      -------
====================================================================================================================
Total market value return(b)...........        3.49%(c)     20.83%      33.36%      11.53%      23.34%       21.53%
                                             ------        ------      ------      ------      ------      -------
                                             ------        ------      ------      ------      ------      -------
Total net asset value return(b)........        4.74%(c)     23.65%      34.05%       7.77%      16.82%       26.17%
                                             ------        ------      ------      ------      ------      -------
                                             ------        ------      ------      ------      ------      -------
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions)      $184.6        $182.4      $157.1      $125.0      $124.1      $  91.4
                                             ------        ------      ------      ------      ------      -------
                                             ------        ------      ------      ------      ------      -------
Ratio of expenses to average daily net
 assets (before expense reduction).....        0.91%(d)      0.92%       0.95%       0.96%       1.18%        1.16%
                                             ------        ------      ------      ------      ------      -------
                                             ------        ------      ------      ------      ------      -------
Ratio of expenses to average daily net
 assets (net of expense reduction).....        0.91%(d)      0.92%       0.95%       0.96%       1.18%        1.15%
                                             ------        ------      ------      ------      ------      -------
                                             ------        ------      ------      ------      ------      -------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)....................        2.56%(d)      3.62%       3.93%       4.59%       5.86%        6.56%
                                             ------        ------      ------      ------      ------      -------
                                             ------        ------      ------      ------      ------      -------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)....................        2.56%(d)      3.62%       3.93%       4.59%       5.86%        6.57%
                                             ------        ------      ------      ------      ------      -------
                                             ------        ------      ------      ------      ------      -------
Portfolio turnover rate................          12%(c)         3%         22%         30%         34%          31%
                                             ------        ------      ------      ------      ------      -------
                                             ------        ------      ------      ------      ------      -------

-------------------
(a) Calculated based on the average shares outstanding during the period.
(b) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(c) Not annualized.
(d) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Total Return Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is maximum total return.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

    The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

    To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

    Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2005, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Borrowings and Leverage: The fund may borrow for leveraging purposes when an investment opportunity arises but the advisor believes that it is not appropriate to liquidate any existing investments. The fund will only borrow when the advisor believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the fund may have achieved in the interim. The fund had no borrowings during the six months ended June 30, 2005.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors.

    For the services under the advisory agreement, the fund pays the advisor an advisory fee, accrued daily and paid monthly at an annual rate of 0.70% of the fund's average daily net assets.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2005 totaled $21,621,375 and $23,496,788, respectively.

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                                       19

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 4. INCOME TAX INFORMATION

    At June 30, 2005 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

      Aggregate cost...................................  $  120,066,590
                                                         --------------
                                                         --------------
      Gross unrealized appreciation....................  $   65,234,861
      Gross unrealized depreciation....................         (40,936)
                                                         --------------
      Net unrealized appreciation......................  $   65,193,925
                                                         --------------
                                                         --------------

NOTE 5. COMMON STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share. At June 30, 2005, the advisor owned 46,136 shares of the fund.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED JUNE 30, 2005) (UNAUDITED)

                            BASED ON NET ASSET VALUE
               ---------------------------------------------------
                                                   SINCE INCEPTION
               ONE YEAR   FIVE YEARS   TEN YEARS      (9/27/93)
               --------   ----------   ---------   ---------------
                24.61%      19.43%      14.47%         12.59%

                              BASED ON MARKET VALUE
               ---------------------------------------------------
                                                   SINCE INCEPTION
               ONE YEAR   FIVE YEARS   TEN YEARS      (9/27/93)
               --------   ----------   ---------   ---------------
                26.27%      19.66%      15.18%         12.14%

    The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

    The fund's board of directors approved the removal of the self-tender provision contained in the prospectus that required the board to consider and conduct a tender offer each year unless the fund's shares trade at an average discount of less than 3% during a 12 week period prior to a date in the first quarter designated by the board.

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                                       22

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                                 PROXY RESULTS

    During the six month period ended June 30, 2005, Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2005. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------
                                                                SHARES VOTED   AUTHORITY
                                                                   FOR         WITHHELD
-----------------------------------------------------------------------------------------
1.   To elect Directors
     Bonnie Cohen.............................................   8,165,467      102,792
     Richard E. Kroon.........................................   8,170,622       97,637
     Willard H. Smith Jr. ....................................   8,172,325       95,934
     C. Edward Ward, Jr. .....................................   8,180,408       87,851

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                                       23

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

                FOR TOTAL RETURN:                                    FOR TOTAL RETURN:
                 COHEN & STEERS                                       COHEN & STEERS
                  REALTY SHARES                                 INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

             FOR HIGH CURRENT INCOME:                           FOR CAPITAL APPRECIATION:
                 COHEN & STEERS                                       COHEN & STEERS
               REALTY INCOME FUND                                   REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

                FOR TOTAL RETURN:                                    FOR TOTAL RETURN:
                 COHEN & STEERS                                       COHEN & STEERS
            INTERNATIONAL REALTY FUND                                  UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                         INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       24

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                                KEY INFORMATION

Robert H. Steers                                      INVESTMENT ADVISOR
Director and co-chairman                              Cohen & Steers Capital Management, Inc.
                                                      757 Third Avenue
Martin Cohen                                          New York, NY 10017
Director and co-chairman                              (212) 832-3232

Bonnie Cohen                                          FUND ADMINISTRATOR AND CUSTODIAN
Director                                              State Street Corp.
                                                      225 Franklin Street
George Grossman                                       Boston, MA 02110
Director
                                                      TRANSFER AGENT
Richard E. Kroon                                      Computershare
Director                                              250 Royall Street
                                                      Canton, MA 02021
Richard J. Norman                                     (800) 426-5523
Director
                                                      LEGAL COUNSEL
Frank K. Ross                                         Simpson Thacher & Bartlett LLP
Director                                              425 Lexington Avenue
                                                      New York, NY 10017
Willard H. Smith Jr.
Director                                              New York Stock Exchange Symbol: RFI

C. Edward Ward, Jr.                                   Web site: cohenandsteers.com
Director
                                                      This report is for shareholder
Adam M. Derechin                                      information. This is not
President and chief executive officer                 a prospectus intended for use in the
                                                      purchase or sale of fund shares. Past
Joseph M. Harvey                                      performance is of course no guarantee
Vice president                                        of future results and your investment
                                                      maybe worth more or less at the time
James S. Corl                                         you sell.
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer

John E. McLean
Chief compliance officer and assistant secretary

--------------------------------------------------------------------------------
                                       25

        COHEN & STEERS
   TOTAL RETURN REALTY FUND

------------------------------

       SEMIANNUAL REPORT
         JUNE 30, 2005



        COHEN & STEERS
   TOTAL REUTRN REALTY FUND
       757 THIRD AVENUE
      NEW YORK, NY 10017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

         By: /s/ Adam M. Derechin
             -------------------------------
                 Name: Adam M. Derechin
                 Title: President and Chief Executive Officer

         Date: August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Adam M. Derechin
             -------------------------------
                 Name: Adam M. Derechin
                 Title: President and Chief Executive Officer
                        (principal executive officer)

         By: /s/ Jay J. Chen
             ----------------------------------------
                 Name: Jay J. Chen
                 Title: Treasurer
                        (principal financial officer)


         Date: August 23, 2005





                            STATEMENT OF DIFFERENCES
                            ------------------------

The division sign shall be expressed as ................................. [div]
The section symbol shall be expressed as.................................  'SS'